Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Continental Information Systems Corporation (the "Company") on Form 10-K for the year ended May, 31 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonah M. Meer , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                         /s/  Jonah M. Meer
                                                         -----
                                                         Jonah M. Meer
                                                         Chief Executive Officer
                                                         August [____], 2002